                                                                    EXHIBIT 1.1
                                                 BANC OF AMERICA SECURITIES LLC
                                                         UNDERWRITING AGREEMENT




                             _______________ SHARES

                                  ABIOMED, INC.

                                  Common Stock

                             Underwriting Agreement

                          dated [___________ __], 2000

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

SECTION 1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER.............................2


A.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................2

         (a)      COMPLIANCE WITH REGISTRATION REQUIREMENTS.......................................................2
         (b)      OFFERING MATERIALS FURNISHED TO UNDERWRITERS....................................................3
         (c)      DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY................................................3
         (d)      THE UNDERWRITING AGREEMENT......................................................................3
         (e)      AUTHORIZATION OF THE COMMON SHARES..............................................................3
         (f)      NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS..............................................3
         (g)      NO MATERIAL ADVERSE CHANGE......................................................................3
         (h)      INDEPENDENT ACCOUNTANTS.........................................................................4
         (i)      PREPARATION OF THE FINANCIAL STATEMENTS.........................................................4
         (j)      INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES.............................4
         (k)      CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS..................................................4
         (l)      NASDAQ NATIONAL LISTING.........................................................................5
         (m)      NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED......5
         (n)      COMPLIANCE WITH LAWS............................................................................5
         (o)      NO MATERIAL ACTIONS OR PROCEEDINGS..............................................................6
         (p)      INTELLECTUAL PROPERTY RIGHTS....................................................................6
         (q)      ALL NECESSARY PERMITS, ETC......................................................................6
         (r)      TITLE TO PROPERTIES.............................................................................7
         (s)      TAX LAW COMPLIANCE..............................................................................7
         (t)      COMPANY NOT AN "INVESTMENT COMPANY..............................................................7
         (u)      INSURANCE.......................................................................................7
         (v)      NO PRICE STABILIZATION OR MANIPULATION..........................................................7
         (w)      RELATED PARTY TRANSACTIONS......................................................................8
         (x)      NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS.....................................................8
         (y)      COMPANY'S ACCOUNTING SYSTEM.....................................................................8
         (z)      COMPLIANCE WITH ENVIRONMENTAL LAWS..............................................................8
                  (AA)   ERISA COMPLIANCE.........................................................................9
                  (BB)   YEAR 2000................................................................................9
                  (CC)   LOCK-UP AGREEMENTS.......................................................................9
                  (DD)   EXCHANGE ACT COMPLIANCE..................................................................9

B.       REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER...............................................10

         (a)      THE UNDERWRITING AGREEMENT.....................................................................10
         (b)      THE CUSTODY AGREEMENT AND POWER OF ATTORNEY....................................................10
         (c)      TITLE TO COMMON SHARES TO BE SOLD; ALL AUTHORIZATIONS OBTAINED.................................10
         (d)      DELIVERY OF THE COMMON SHARES TO BE SOLD.......................................................10
         (e)      NON-CONTRAVENTION; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED.............................10
         (f)      NO FURTHER CONSENTS, ETC.......................................................................11
         (g)      DISCLOSURE MADE BY THE SELLING STOCKHOLDER IN THE PROSPECTUS...................................11
         (h)      NO PRICE STABILIZATION OR MANIPULATION.........................................................11
         (i)      CONFIRMATION OF COMPANY REPRESENTATIONS AND WARRANTIES.........................................11



                                       i
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

SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.....................................................11

         (a)      THE FIRM COMMON SHARES.........................................................................11
         (b)      THE FIRST CLOSING DATE.........................................................................11
         (c)      THE OPTIONAL COMMON SHARES; THE SECOND CLOSING DATE............................................12
         (d)      PUBLIC OFFERING OF THE COMMON SHARES...........................................................12
         (e)      PAYMENT FOR THE COMMON SHARES..................................................................12
         (f)      DELIVERY OF THE COMMON SHARES..................................................................13
         (g)      DELIVERY OF PROSPECTUS TO THE UNDERWRITERS.....................................................13

SECTION 3.  ADDITIONAL COVENANTS.................................................................................13

A.       ADDITIONAL CONVENANTS OF THE COMPANY....................................................................13

         (a)      REPRESENTATIVES'REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS..................................13
         (b)      SECURITIES ACT COMPLIANCE......................................................................14
         (c)      AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS..................14
         (d)      COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS.....................................14
         (e)      BLUE SKY COMPLIANCE............................................................................14
         (f)      USE OF PROCEEDS................................................................................15
         (g)      TRANSFER AGENT.................................................................................15
         (h)      QUOTATION......................................................................................15
         (i)      EARNINGS STATEMENT.............................................................................15
         (j)      PERIODIC REPORTING OBLIGATIONS.................................................................15
         (k)      AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES...........................................15
         (l)      FUTURE REPORTS TO THE REPRESENTATIVES..........................................................15
         (m)      EXCHANGE ACT COMPLIANCE........................................................................16

B.       COVENANT OF THE SELLING STOCKHOLDER.....................................................................16

SECTION 4.  PAYMENT OF EXPENSES..................................................................................16

SECTION 5.  CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS....................................................17

         (a)      ACCOUNTANTS'COMFORT LETTER.....................................................................17
         (b)      COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM NASD...............17
         (c)      NO MATERIAL ADVERSE CHANGE.....................................................................18
         (d)      OPINION OF COUNSEL FOR THE COMPANY AND THE SELLING STOCKHOLDER.................................18
         (e)      OPINION OF INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY.......................................18
         (f)      OPINION OF COUNSEL FOR THE UNDERWRITERS........................................................18
         (g)      OFFICERS'CERTIFICATE...........................................................................18
         (h)      SECRETARY'S CERTIFICATE........................................................................19
         (i)      BRING-DOWN COMFORT LETTER......................................................................19
         (j)      LOCK-UP AGREEMENT FROM CERTAIN SECURITYHOLDERS OF THE COMPANY..................................19
         (k)      SELLING STOCKHOLDER'S CERTIFICATE..............................................................19
         (l)      SELLING STOCKHOLDER'S DOCUMENTS................................................................19
         (m)      ADDITIONAL DOCUMENTS...........................................................................19

SECTION 6.  REIMBURSEMENT OF UNDERWRITERS'EXPENSES...............................................................20

SECTION 7.  EFFECTIVENESS OF THIS AGREEMENT......................................................................20

SECTION 8.  INDEMNIFICATION......................................................................................20

                                       ii
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

         (a)      INDEMNIFICATION OF THE UNDERWRITERS BY THE COMPANY.............................................20
         (b)      INDEMNIFICATION OF THE UNDERWRITERS BY THE SELLING STOCKHOLDER.................................21
         (c)      INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS, OFFICERS AND THE SELLING STOCKHOLDER............22
         (d)      NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES.............................................23
         (e)      SETTLEMENTS....................................................................................23
         (f)      LIMITATION ON LIABILITY OF THE SELLING STOCKHOLDER.............................................24

SECTION  9. CONTRIBUTION.........................................................................................24

SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS...................................................25

SECTION 11. TERMINATION OF THIS AGREEMENT........................................................................25

SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY..................................................26

SECTION 13. DEFAULT BY THE COMPANY...............................................................................26

SECTION 14. NOTICES..............................................................................................26

SECTION 15. SUCCESSORS...........................................................................................27

SECTION 16. PARTIAL UNENFORCEABILITY.............................................................................27

SECTION 17. GOVERNING LAW PROVISIONS.............................................................................28

SECTION 18. FAILURE OF  THE SELLING STOCKHOLDER TO SELL AND DELIVER COMMON SHARES................................28

SECTION 19. GENERAL PROVISIONS...................................................................................28


SCHEDULES
---------
SCHEDULE A  SCHEDULE OF UNDERWRITERS
SCHEDULE B  SCHEDULE OF COMPANY PATENTS AND TRADEMARKS
SCHEDULE C  SCHEDULE OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP
            AGREEMENT

EXHIBITS
--------
EXHIBIT A   FORM OF OPINION OF COUNSEL FOR THE COMPANY AND THE SELLING
            STOCKHOLDER
EXHIBIT A-1 FORM OF OPINION OF INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY
EXHIBIT B   FORM OF LOCK-UP AGREEMENT

                             UNDERWRITING AGREEMENT



[________ __], 2000

BANC OF AMERICA SECURITIES LLC
SALOMON SMITH BARNEY INC.
As Representatives of the several Underwriters
c/o BANC OF AMERICA SECURITIES LLC
600 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

         INTRODUCTORY. ABIOMED, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several underwriters named in SCHEDULE A (the "Underwriters") an aggregate of [___] shares (the "Firm Common Shares") of its Common Stock, par value $.01 per share (the "Common Stock"). In addition, the Company has granted to the Underwriters an option to purchase up to an additional [___] shares (the "Company Optional Common Shares") and Dr. David M. Lederman (the "Selling Stockholder") has granted to the Underwriters an option to purchase up to an additional 100,000 shares (the "Selling Stockholder Optional Common Shares" and together with the Company Optional Common Shares, the "Optional Common Shares") of Common Stock, as provided in Section 2. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares". Banc of America Securities LLC ("BAS") and Salomon Smith Barney Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Common Shares.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-93033), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof under the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the "Exchange Act") at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; PROVIDED, HOWEVER, if the Company has, with the consent of BAS, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated February [ ], 2000 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b)

Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         The Company hereby confirms its agreements with the Underwriters as follows:

         SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDER.

         A. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

         (a) COMPLIANCE WITH REGISTRATION REQUIREMENTS. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

         Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

         (b) OFFERING MATERIALS FURNISHED TO UNDERWRITERS. The Company has delivered to each of the Representatives and counsel for the Underwriters, without charge, one complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters are identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (c) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. Except with the prior written consent of the Representatives, the Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

         (d) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (e) AUTHORIZATION OF THE COMMON SHARES. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable. The Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Common Shares will be subject to personal liability solely by reason of being such a holder; and the issuance of the Common Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company.

         (f) NO APPLICABLE REGISTRATION OR OTHER SIMILAR RIGHTS. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

         (g) NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

         (h) INDEPENDENT ACCOUNTANTS. To the best of the Company's knowledge, Arthur Andersen LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

         (i) PREPARATION OF THE FINANCIAL STATEMENTS. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Consolidated Financial Data", "Selected Consolidated Financial Data", "Capitalization" and "Management's Discussion and Analysis of Financial Condition and Results of Operations-Results of Operations" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

         (j) INCORPORATION AND GOOD STANDING OF THE COMPANY AND ITS SUBSIDIARIES. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the Commonwealth of Massachusetts) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.

         (k) CAPITALIZATION AND OTHER CAPITAL STOCK MATTERS. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans or upon exercise of outstanding options). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those set forth in or contemplated by the Prospectus and the financial statements and related notes thereto.

         (l) NASDAQ NATIONAL LISTING. The Common Stock (including the Common Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

         (m) NON-CONTRAVENTION OF EXISTING INSTRUMENTS; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's bank line of credit, demand loans or term loans with Fleet National Bank, as lender), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (including the issuance and sale of the Common Shares and the use of proceeds from the sale of the Common Shares as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, Repayment Events, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (including the offering, issuance and sale of the Common Shares), except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to accelerate the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (n) COMPLIANCE WITH LAWS. The Company and each of its subsidiaries are conducting their business in compliance with all the local, state, federal, and foreign laws, rules and regulations of the jurisdictions in which each of the Company and its subsidiaries is conducting business, except where failure to be so in compliance, singly or in the aggregate, would not result in a Material Adverse Change.

         (o) NO MATERIAL ACTIONS OR PROCEEDINGS. Except as otherwise disclosed in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, there are no inquiries or investigations pending or threatened, in each case (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the best of the Company's knowledge, is threatened or imminent.

         (p) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess sufficient trademarks, trade names, service marks, patents, patent rights, copyrights, licenses, approvals, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and intellectual property including specifically, but without limitation, the patents and trademarks listed on SCHEDULE B (collectively, "Intellectual Property Rights") necessary to conduct their businesses as now conducted; and the Company believes that the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Except as otherwise disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted rights of others with respect to any Intellectual Property Rights or notice of any facts or circumstances which would render any Intellectual Property Rights invalid and which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company is unaware of any facts that would lead it to believe that it or any of its subsidiaries infringe the intellectual property rights of any third party, except as otherwise disclosed in the Prospectus. The Company has good and marketable title to the patents and patent applications referenced in the Prospectus. It is Company policy for the Company and its subsidiaries to enter into valid and binding confidentiality, non-disclosure and assignment of inventions agreements with all key employees, consultants, vendors and other third parties with authorized access to the Company's or its subsidiaries' Intellectual Property Rights. The Company has complied with this policy except where the failure to comply has not, and is not likely to have, singly or in the aggregate, a Material Adverse Effect. To the Company's knowledge, there is no material unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property Rights of the Company or any of its subsidiaries, any trade secret material to the Company or any of its subsidiaries, or any Intellectual Property Rights of any third party to the extent licensed by or through the Company or any of its subsidiaries, by any third party, including any employee, former employee, consultant or vendor of the Company or any of its subsidiaries.

         (q) ALL NECESSARY PERMITS, ETC. Except as otherwise disclosed in the Prospectus, the Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies (including without limitation, the U.S. Food and Drug Administration), and has made all filings required under any state, federal or foreign law, regulation or rule, necessary to conduct their respective businesses as now conducted (except for any of the foregoing the absence of which would not, singly or in the aggregate, result in a Material Adverse Change); the Company and its subsidiaries are in compliance with the terms and conditions of all such certificates, authorizations and permits, except where the failure to so comply which would not, singly or in the aggregate, result in a Material Adverse Change; and neither the Company nor any subsidiary has received any notice, or is otherwise aware, of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

         (r) TITLE TO PROPERTIES. The Company and each of its subsidiaries has good and marketable title to all the tangible properties and assets reflected as owned in the financial statements referred to in Section 1(i) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material to the Company or its subsidiaries, and neither the Company nor any of its subsidiaries has any notice of any claim that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases referred to above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except for such notices or claims as would not reasonably be expected to result in a Material Adverse Change.

         (s) TAX LAW COMPLIANCE. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

         (t) COMPANY NOT AN "INVESTMENT COMPANY". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

         (u) INSURANCE. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

         (v) NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

         (w) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

         (x) NO UNLAWFUL CONTRIBUTIONS OR OTHER PAYMENTS. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

         (y) COMPANY'S ACCOUNTING SYSTEM. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (z) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Hazardous Materials"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with the terms and conditions of any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has knowingly retained or assumed; (iii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; and (iv) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Hazardous Materials, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has knowingly retained or assumed.

         (aa) ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the

Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

         (bb) YEAR 2000. The Company has not incurred significant operating expenses or costs to ensure that its information systems will be year 2000 compliant, other than as disclosed in the Prospectus.

         (cc) LOCK-UP AGREEMENTS. The Company has caused each person listed on SCHEDULE C hereto to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form of EXHIBIT C hereto (the "Lock-Up Agreement"), pursuant to which each such person shall have agreed that during a period of ninety (90) days after the first date any of the Common Stock to be sold in the public offering is released by the Underwriters for sale to the public, such person will not, without the prior written consent of BAS, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file or cause to be filed any registration statement under the Securities Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise and such agreements are in full force and effect.

         (dd) EXCHANGE ACT COMPLIANCE. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters at the First Closing Date or the Second Closing Date, as the case may be, shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  B. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER.. The Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

         (a) THE UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification or contribution hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (b) THE CUSTODY AGREEMENT AND POWER OF ATTORNEY. Each of the (i) Custody Agreement signed by the Selling Stockholder and the Company, as custodian (the "Custodian"), relating to the deposit of the Common Shares to be sold by such Selling Stockholder (the "Custody Agreement") and (ii) Power of Attorney appointing certain individuals named therein as the Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of such Selling Stockholder has been duly executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification or contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (c) TITLE TO COMMON SHARES TO BE SOLD; ALL AUTHORIZATIONS OBTAINED. The Selling Stockholder has, and on the First Closing Date and the Second Closing Date (as defined below), as applicable, will have, valid and unencumbered title to all of the Common Shares which may be sold by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under any trust agreement or other documents to enter into this Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Common Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with his other obligations hereunder and thereunder.

         (d) DELIVERY OF THE COMMON SHARES TO BE SOLD. Delivery of the Common Shares which are sold by the Selling Stockholder pursuant to this Agreement will pass valid and unencumbered title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

         (e) NON-CONTRAVENTION; NO FURTHER AUTHORIZATIONS OR APPROVALS REQUIRED. The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, any agreement to which the Selling Stockholder is a party or by which he is bound or under which he is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

         (f) NO FURTHER CONSENTS, ETC. No consent, approval or waiver is required under any agreement to which the Selling Stockholder is a party or by which he is bound or under which he is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Common Shares which may be sold by the Selling Stockholder under this Agreement or the consummation by the Selling Stockholder of any of the other transactions contemplated hereby.

         (g) DISCLOSURE MADE BY THE SELLING STOCKHOLDER IN THE PROSPECTUS. All information furnished by or on behalf of the Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. The Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite the Selling Stockholder's name in the Prospectus under the caption "Principal Stockholders" (prior to giving effect to the sale of the Common Shares).

         (h) NO PRICE STABILIZATION OR MANIPULATION. The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

         (i) CONFIRMATION OF COMPANY REPRESENTATIONS AND WARRANTIES. To the knowledge of the Selling Stockholder, the representations and warranties of the Company contained in Section 1(A) hereof are true and correct.

         Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters at the First Closing Date or the Second Closing Date, as the case may be, shall be deemed to be a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

         SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.

         (a) THE FIRM COMMON SHARES. The Company agrees to issue and sell to the several Underwriters the Firm Common Shares upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Common Shares set forth opposite their names on SCHEDULE A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company shall be $[___] per share.

         (b) THE FIRST CLOSING DATE. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of BAS, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on [___], or such other time and date not later than 10:30 a.m. San Francisco time, on [___] as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company hereby acknowledges that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

         (c) THE OPTIONAL COMMON SHARES; THE SECOND CLOSING DATE. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of [___] Optional Common Shares from the Company and the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 100,000 Optional Common Shares from the Selling Stockholder, each such option to be at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the

Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on SCHEDULE A opposite the name of such Underwriter bears to the total number of Firm Common Shares. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent the Underwriters exercise the option for less than the maximum number of Optional Common Shares, the Underwriters shall purchase Selling Stockholder Optional Common Shares first from the Selling Stockholder, and to the extent additional Optional Common Shares are to be purchased by the Underwriters, such additional Optional Common Shares shall be purchased from the Company.

         (d) PUBLIC OFFERING OF THE COMMON SHARES. The Representatives hereby advise the Company and the Selling Stockholder that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

         (e) PAYMENT FOR THE COMMON SHARES. Payment for the Common Shares shall be made at the First Closing Date (and, if applicable, at the Second Closing
Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Common Shares, if any, to be sold by the Selling Stockholder shall be made at the First Closing Date or, if applicable, at the Second Closing Date, as the case may be, by wire transfer of immediately available funds to the order of the Custodian.

         It is understood that the Representatives have been authorized, for their own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. BAS, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

         The Selling Stockholder hereby agrees that (i) he will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholder hereunder and to hold such amounts for the account of the Selling Stockholder with the Custodian under the Custody Agreement.

         (f) DELIVERY OF THE COMMON SHARES. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Firm Common Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Stockholder shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representative may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

         (g) DELIVERY OF PROSPECTUS TO THE UNDERWRITERS. Not later than 12:00 p.m., New York time, on the second business day following the date the Common Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered, copies of the Prospectus in such quantities and at such places as the Representatives shall request.

         SECTION 3.  ADDITIONAL COVENANTS.

         A. ADDITIONAL COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

         (a) REPRESENTATIVES' REVIEW OF PROPOSED AMENDMENTS AND SUPPLEMENTS. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the reasonable opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives or counsel for the Underwriters reasonably object.

         (b) SECURITIES ACT COMPLIANCE. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and
(iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

         (c) AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS AND OTHER SECURITIES ACT MATTERS. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the reasonable opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to

Section 3(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

         (d) COPIES OF ANY AMENDMENTS AND SUPPLEMENTS TO THE PROSPECTUS. The Company agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Representatives may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) BLUE SKY COMPLIANCE. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

         (f) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

         (g) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

         (h) QUOTATION. The Company will use its best efforts to effect and maintain the quotation of the Common Shares on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

         (i) EARNINGS STATEMENT. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering a period of at least twelve (12) months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) that satisfies the provisions of Section 11(a) of the Securities Act.

         (j) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act.

         (k) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. During the period of 90 days following the date of the Prospectus, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act (other than a registration statement on Form S-8 or any successor form thereto) in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); PROVIDED, HOWEVER, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any of its currently existing stock option, stock bonus or other stock plans or arrangements.

         (l) FUTURE REPORTS TO THE REPRESENTATIVES. During the period of three years hereafter the Company will furnish to the Representatives at 600
Montgomery Street, San Francisco, CA 94111, Attention:    , (i) as soon as
practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

         (m) EXCHANGE ACT COMPLIANCE. During the Prospectus Delivery Period, the Company will file all documents required to be filed by it with the Commission pursuant to Section 13, 14, or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

         B. COVENANT OF THE SELLING STOCKHOLDER. The Selling Stockholder further covenants and agrees with each Underwriter to deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9.

         SECTION 4. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale by it of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus, any Term Sheet and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, reasonable attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada or securities laws of any other jurisdiction, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with listing the Common Shares on the Nasdaq National Market and (ix) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

         The Selling Stockholder further agrees with each Underwriter to pay (directly or by reimbursement to the Company) all fees and expenses incident to the performance of his obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of his counsel and other advisors, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by him to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement).

         This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholder, on the other hand.

         SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the First Closing Date or the Second Closing Date, as applicable, shall be subject (a) to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder set forth in
Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the First Closing Date or the Second Closing Date, as applicable, as though then made, or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, (b) to the timely performance by the Company and the Selling Stockholder of their covenants and other obligations hereunder, and (c) to each of the following additional conditions:

         (a) ACCOUNTANTS' COMFORT LETTER. On the date hereof, the Representative shall have received from Arthur Andersen LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received additional conformed copies of such accountants' letter for each of the several Underwriters).

         (b) COMPLIANCE WITH REGISTRATION REQUIREMENTS; NO STOP ORDER; NO OBJECTION FROM NASD. The Registration Statement (including any Rule 462(b) Registration Statement) shall have become effective and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the First Closing Date or the Second Closing Date, as applicable:

                  (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

                  (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriters; and

                   (iii) the NASD shall have confirmed that it will not raise any objection to the fairness and reasonableness of the underwriting terms and arrangements.

         (c) NO MATERIAL ADVERSE CHANGE. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the First Closing Date or the Second Closing Date, as applicable, in the reasonable judgment of the Representatives there shall not have occurred any Material Adverse Change.

         (d) OPINION OF COUNSEL FOR THE COMPANY AND THE SELLING STOCKHOLDER. On each of the First Closing Date and the Second Closing Date, if any, the Representatives shall have received the favorable opinion of Foley, Hoag & Eliot LLP, counsel for the Company and the Selling Stockholder, dated as of such Closing Date, with respect to the matters set forth in EXHIBIT A and to such further effect as counsel for the Underwriters may reasonably request (and the Representatives shall have received additional conformed copies of such counsel's legal opinion for each of the several Underwriters).

         (e) OPINION OF INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY. On each of the First Closing Date and the Second Closing Date, if any, the Representatives shall have received the favorable opinion of Wolf, Greenfield & Sacks, P.C., intellectual property counsel for the Company, dated as of such Closing Date, with respect to the matters set forth in EXHIBIT A-1 and to such further effect as counsel for the Underwriters may reasonably request (and the Representatives shall have received additional conformed copies of such counsel's legal opinion for each of the several Underwriters).

         (f) OPINION OF COUNSEL FOR THE UNDERWRITERS. On each of the First Closing Date and the Second Closing Date, if any, the Representatives shall have received the favorable opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Underwriters, dated as of such Closing Date, with respect to the matters set forth in paragraphs (i), (x), (xi) and (xiii) (with respect to the caption "Description of Capital Stock" under subparagraph (i) only, and also as to the statements in the Prospectus under the caption "Underwriting"), and the next-to-last paragraph of EXHIBIT A (and the Representatives shall have received additional conformed copies of such counsel's legal opinion for each of the several Underwriters). In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (g) OFFICERS' CERTIFICATE. On each of the First Closing Date and the Second Closing Date, if any, the Representatives shall have received a written certificate executed on behalf of the Company by the Chairman of the Board, Chief Executive Officer and President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection (b)(ii) of this Section 5, and further to the effect that:

                  (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

                  (ii) the representations, warranties and covenants of the Company set forth in Section 1(A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

                  (iii) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

         (h) SECRETARY'S CERTIFICATE. On each of the First Closing Date and the Second Closing Date, if any, the Representatives shall have received a certificate or certificates of the Secretary of the Company in form and substance reasonably satisfactory to the Representatives.

         (i) BRING-DOWN COMFORT LETTER. On each of the First Closing Date and the Second Closing Date, if any, the Representatives shall have received from Arthur Andersen LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received additional conformed copies of such accountants' letter for each of the several Underwriters).

         (j) LOCK-UP AGREEMENT FROM CERTAIN SECURITYHOLDERS OF THE COMPANY. On the date hereof, the Company shall have furnished to the Representatives an agreement in the form of EXHIBIT B hereto from each director and executive officer of the Company, and from certain securityholders of the Company, all as listed on SCHEDULE C hereto, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date, if any.

         (k) SELLING STOCKHOLDER'S CERTIFICATE. On each Closing Date on which Optional Common Shares are sold by the Selling Stockholder, the Representatives shall receive a written certificate executed by the Selling Stockholder, dated as of such Closing Date, to the effect that:

                  (i) the representations, warranties and covenants of the Selling Stockholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by the Selling Stockholder on and as of such Closing Date; and

                  (ii) the Selling Stockholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied at or prior to such Closing Date.

         (l) SELLING STOCKHOLDER'S DOCUMENTS. On the date hereof, the Company and the Selling Stockholder shall have furnished for review by the Representatives a copy of the Custody Agreement executed by the Selling Stockholder and such further information, certificates and documents as the Representatives may reasonably request.

         (m) ADDITIONAL DOCUMENTS. On or before each of the First Closing Date and the Second Closing Date, if any, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained, and all proceedings taken by the Company in connection with the issuance and sale of the Common Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholder at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that
Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If this Agreement is terminated by the Representatives pursuant to Section 5, Section 7 or Section 11, or if the sale to the Underwriters of the Common Shares on the First Closing Date or the Second Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, delivery, facsimile and telephone charges.

         SECTION 7. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

         Prior to such effectiveness, this Agreement may be terminated by the Company or the Representatives by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Stockholder to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Stockholder, or (c) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         SECTION 8.  INDEMNIFICATION.

         (a) INDEMNIFICATION OF THE UNDERWRITERS BY THE COMPANY. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense whatsoever, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) upon the investigation, preparation or defense against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of law, to the extent that any such expense is not paid under (i) or (ii) above; or (iv) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (v) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (vi) upon any act or failure to act or any alleged act or failure to act by any Underwriter or any person controlling such Underwriter within the meaning of the Securities Act or the Exchange Act in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, PROVIDED that the Company shall not be liable under this clause (vi) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and PROVIDED, FURTHER, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

                  (b) INDEMNIFICATION OF THE UNDERWRITERS BY THE SELLING STOCKHOLDER. Subject to Section 8(f), the Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense whatsoever, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) upon the investigation, preparation or defense against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the law, to the extent that any such expense is not paid under
(i) or (ii) above; or (iv) in whole or in part upon any inaccuracy in the representations and warranties of the Selling Stockholder contained herein; or
(v) in whole or in part upon any failure of the Selling Stockholder to perform his obligations hereunder or under law; or (vi) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause
(i) or (ii) above, PROVIDED that the Selling Stockholder shall not be liable under this clause (vi) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that the Selling Stockholder may otherwise have.

         (c) INDEMNIFICATION OF THE COMPANY, ITS DIRECTORS, OFFICERS AND THE SELLING STOCKHOLDER. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Selling

Stockholder hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the table after the first paragraph and in the second, seventh, eighth, ninth, tenth, eleventh and twelfth paragraphs under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this
Section 8(c) shall be in addition to any liabilities that each Underwriter may otherwise have.

         (d) NOTIFICATIONS AND OTHER INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a material conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be material legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, which approval shall not be unreasonably withheld or delayed, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (BAS in the case of Section 8(c) and with respect to the Underwriters under Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

         (e) SETTLEMENTS. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof, unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (f) LIMITATION ON LIABILITY OF THE SELLING STOCKHOLDER. The liability of the Selling Stockholder under the representations, warranties and agreements contained herein and under the indemnity and contribution agreements contained in the provisions of this Section 8 and Section 9 shall be absolutely limited to an amount equal to the aggregate initial public offering price of all Shares sold by the Selling Stockholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by the Selling Stockholder. The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         SECTION 9.  CONTRIBUTION.

         If the indemnification provided for in Section 8 is for any reason held by a court of competent jurisdiction to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholder, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Selling Stockholder, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(d) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; PROVIDED, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(d) for purposes of indemnification.

         The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

         Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay pursuant to Section 8 or Section 9. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in SCHEDULE A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and the Selling Stockholder and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

         SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on SCHEDULE A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         SECTION 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholder if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq National Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission, the NASD or any other governmental authority; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities;
(iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company and the Selling Stockholder to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company and the Selling Stockholder, or (c) of any party hereto to any other party, except that in each case the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

         SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company (including its subsidiaries), of its officers, of the Selling Stockholder and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholder, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

         SECTION 13. DEFAULT BY THE COMPANY. If the Company shall fail on the First Closing Date to sell the number of Common Shares that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; PROVIDED, HOWEVER, that the provisions of Sections 4, 8, 9 and 12 shall remain in full force and effect. No action taken pursuant to this Section 13 shall relieve the Company from liability, if any, in respect of such default.

         SECTION 14. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

         If to the Representatives:

                  Banc of America Securities LLC
                  600 Montgomery Street
                  San Francisco, California 94111
                  Facsimile:  (415) 913-5558
                  Attention:  Richard A. Smith

         with a copy to:

                  Banc of America Securities LLC
                  9 West 57th Street
                  New York, New York 10019

                  Facsimile:  (212) 583-8567
                  Attention:  Isaac Osaki, Esq.

         And with a copy to:

                  Mintz, Levin, Cohn, Ferris,
                  Glovsky and Popeo, P.C.
                  One Financial Center
                  Boston, Massachusetts 02111
                  Facsimile:  (617) 542-2241
                  Attention:  William T. Whelan, Esq.

         If to the Company or the Selling Stockholder:

                  ABIOMED, Inc.
                  33 Cherry Hill Drive
                  Danvers, Massachusetts  01923
                  Facsimile:  (978) 777-8411
                  Attention:  Dr. David M. Lederman

         With a copy to:

                  Foley, Hoag & Eliot LLP
                  One Post Office Square
                  Boston, Massachusetts  02109
                  Facsimile:  (617) 832-7000
                  Attention:  Peter M. Rosenblum, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

         SECTION 15. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

         SECTION 16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

         SECTION 17. GOVERNING LAW PROVISIONS.

         (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

         (b) CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         SECTION 18. FAILURE OF THE SELLING STOCKHOLDER TO SELL AND DELIVER COMMON SHARES.If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by the Selling Stockholder at the First Closing Date or the Second Closing Date, as applicable, pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholder, either (i) terminate this Agreement without any liability on the part of any Underwriter and, except as provided in Sections 4, 6, 8 and 9 hereof, the Company or the Selling Stockholder, or (ii) purchase the shares which the Company agreed to sell and deliver in accordance with the terms hereof. If the Selling Stockholder shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by the Selling Stockholder pursuant to this Agreement at the First Closing Date or the Second Closing Date, as applicable, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Stockholder, to postpone such Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         SECTION 19. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

         Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                 Very truly yours,

                                 ABIOMED, INC.

                                 By:..........................
                                 Name:  Dr. David M. Lederman
                                 Title:  President and Chief Executive Officer

                                 Dr. David M. Lederman, as Selling Stockholder

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.

BANC OF AMERICA SECURITIES LLC

SALOMON SMITH BARNEY, INC.

Acting as Representatives of the several Underwriters named in the attached Schedule A.

By: BANC OF AMERICA SECURITIES LLC

By:
    -------------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

                                   SCHEDULE A

                            SCHEDULE OF UNDERWRITERS

                                                             NUMBER OF
 UNDERWRITERS                                                FIRM COMMON SHARES
                                                             TO BE PURCHASED

 Banc of America Securities LLC                              [___]
 Salomon Smith Barney Inc.                                   [___]
 [----------------------------]                              [___]
 [----------------------------]                              [___]
 [----------------------------]                              [___]

 Total                                                       [___]


                                   SCHEDULE B

                   SCHEDULE OF COMPANY PATENTS AND TRADEMARKS


                            ABIOMED, INC. TRADEMARKS

----------------------------------------------------------------------------------------------------
              MARK                  SERIALNUMBER       FILINGDATE         REGNO            REGDATE

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ABIOCOR                           75/725,736               06/09/1999

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ABIOVEST                          75/724,929               06/09/1999

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
HEARTVEST                         75/725,746               06/09/1999

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ABIOBOOSTER                       75/724,712               06/09/1999

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ANGIOFLEX                         TBD                      12/13/1999

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ABIOMED                           73/454,060               11/23/1983 1,332,596          04/23/1985
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ABIOMED                           74/068,233               06/12/1990 1,645,900          05/28/1991
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
AB ABIOMED (and design)           74/068,307               06/12/1990 1,650,057          07/09/1991
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
AB ABIOMED (and design)           73/696,146               11/18/1997 1,505,320          09/20/1988
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
AB (and design)                   73/696,145               11/18/1997 1,500,877          08/16/1988
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
ABIODENT                          74/017,557               01/09/1990 1,730,278          11/03/1992
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
SUPRACOR                          74/540,720               06/21/1994 1,939,393          12/05/1995
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PERIOTEMP                         74/027,668               02/12/1990 1,626,917          12/11/1990
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
BVS                               73/664,813               06/05/1987 1,507,961          10/11/1988
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
BVS SYSTEM 5000                   73/664,833               06/05/1987 1,507,962          10/11/1988
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
BVS 5000                          TBD                      01/06/2000

----------------------------------------------------------------------------------------------------


                          ABIOMED, INC. ISSUED PATENTS

-------------------------------------------------------------------------------------------
                    APPLICATIONTITLE                          PATENTNO        ISSUEDATE

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Prosthetic Heart Valve                                    4,888,009             12/19/1989

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
High-Frequency Intra-Arterial Cardiac Support System      4,785,795             11/22/1988

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Periodontal Probe                                         4,832,599             05/23/1989

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Diagnostic Temperature Probe                              4,962,765             10/16/1990

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Ventricular Support System                                4,782,817             11/08/1988

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Intra-Arterial Cardiac Support System                     4,902,272             02/20/1990

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Intravenous Drug Mixing and Flow Device                   4,802,650             02/07/1989
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Artificial Heart                                          4,888,011             12/19/1989

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Intraortic Balloon Insertion                              5,090,957             02/25/1992

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Insertable Balloon with Curved Support                    4,943,275             07/24/1990

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Balloon Stretch Mechanism                                 4,968,300             11/06/1990

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Periodontal Analyzer                                      D 318,113             07/09/1991

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Surgical Stapler                                          4,930,674             06/05/1990

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Leak Detector                                             5,045,051             09/03/1991

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Blood Pump                                                5,089,016             02/18/1992

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Surgical Cuff                                             5,084,064             01/28/1992

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Curved Intra Aortic Balloon with Non-Folding Inflated     5,116,305             05/26/1992
Balloon Membrane
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Gravity Independent Infusion System                       4,626,243             12/02/1986

-------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------
Blood Tubing Connector Restraint                          4,826,477             05/02/1989

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Infiltration Indicator and Alarm                          4,784,648             11/15/1988

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Tubular Circulatory Assist Device                         5,643,172             07/01/1997

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Laser Welding System                                      5,662,643             09/02/1997

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Extra Cardiac Ventricular Assist                          5,713,954             02/03/1998

-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Passive Girdle for Heart Ventricle for Therapeutic Aid    5,800,528             09/01/1998
to Patients Having Ventricular Dilatation

-------------------------------------------------------------------------------------------


                                   SCHEDULE C

                        SCHEDULE OF PERSONS AND ENTITIES
                          SUBJECT TO LOCK-UP AGREEMENT

W. Gerald Austen, M.D.

Dennis and Lori Baldwin

Anthony W. Bailey

Paul Fireman

Daniel Fireman

Genzyme Corporation

Derek W.H. Kung Trust

Diana M. Kung Revocable Trust

Justin W.J. Kung Trust

Robert T.V. Kung, Ph.D.

Robert T.V. Kung Revocable Trust

David M. Lederman, Ph.D.

Natalie F. Lederman

John F. O'Brien

Desmond H. O'Connell, Jr.

Eugene D. Rabe

Adam and Stephanie Rogers

Henri A. Termeer

John F. Thero

                                    EXHIBIT A

     FORM OF OPINION OF COUNSEL FOR THE COMPANY AND THE SELLING STOCKHOLDER


THE FINAL OPINION IN DRAFT FORM SHOULD BE ATTACHED AS EXHIBIT A AT THE TIME THIS AGREEMENT IS EXECUTED.

         Opinion of counsel for the Company and the Selling Stockholder to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

         References to the Prospectus in this EXHIBIT A include any supplements thereto at the First Closing Date and the Second Closing Date.

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Massachusetts and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the Commonwealth of Massachusetts) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

         (iv) Each significant subsidiary of the Company (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best knowledge of such counsel, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change, and except that we express no opinion with respect to any subsidiary that is organized outside the United States of America.

         (v) All of the issued and outstanding capital stock of each such significant subsidiary of the Company is owned of record by the Company, directly or through subsidiaries.

         (vi) The authorized, issued and outstanding capital stock of the Company (including the Common Shares) and preferred stock purchase rights conform to the descriptions thereof set forth in the Prospectus under the heading "Description of Capital Stock." The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Delaware.

         (vii) No stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Delaware or (ii) to the knowledge of such counsel, otherwise.

         (viii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (ix) The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable, and to the knowledge of such counsel, the issuance of the Common Shares by the Company is not subject to any statutory or contractual preemptive or similar rights.

         (x) Based solely on the oral advice of the staff of the Commission, each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

         (xi) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and notes thereto and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act. We express no opinion as to the accuracy of any financial, accounting or statistical data contained in the Registration Statement, the Prospectus or any amendment or supplement thereto (or any document incorporated by reference therein).

         (xii) The Common Shares have been approved for listing on the Nasdaq National Market.

         (xiii) The statements (i) in the Prospectus under the captions "Description of Capital Stock", "Management's Discussion and Analysis and Results of Operations--Liquidity and Capital Resources" and "Business--Legal Proceedings" and (ii) Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein. We express no opinion with respect to the outcome of any pending or threatened legal proceeding of any kind or nature.

         (xiv) To the knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement (including the documents incorporated by reference therein), other than those disclosed therein.

         (xv) To the knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement (including the documents incorporated by reference therein) or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

         (xvi) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and from the NASD.

         (xvii) The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification and contribution sections of the Underwriting Agreement, as to which no opinion need be rendered) (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary; (iii) will not constitute a breach of, or Default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any of the exhibits numbered 4(c) and 10(a) through 10(o), inclusive, listed in the Company's Annual Report on Form 10-K for the Fiscal Year ended March 31, 1999 or any of the exhibits numbered 10(a), 10(b) and 10(c) listed in the Company's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1999; or (iv) to the knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary.

         (xviii) The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of Investment Company Act.

         (xix) Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

         (xx) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

         (xxi) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of his obligations under, the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not, to such counsel's knowledge, contravene or conflict with, result in a breach of, or constitute a default under any agreement or instrument to which the Selling Stockholder is a party or by which he is bound, or, to the best of such counsel's knowledge, violate or contravene any provision of any applicable law or regulation, or of any judgment, order or decree applicable to the Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder.

         (xxii) The Selling Stockholder is the sole record owner of the Common Shares which may be sold by the Selling Stockholder under the Underwriting Agreement and has the legal right and power to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney, to sell, transfer and deliver all of the Common Shares which may sold by the Selling Stockholder under the Underwriting Agreement and to comply with his other obligations under the Underwriting Agreement, the Custody Agreement and the Power of Attorney.

         (xxiii) Each of the Custody Agreement and the Power of Attorney of the Selling Stockholder has been duly executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification or contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

         (xxiv) Assuming that the Underwriters purchase the Common Shares which are sold by the Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claim (within the meaning of Section 8-303 of the Uniform Commercial Code) to such Common Shares, upon the delivery of such Common Shares pursuant to the Underwriting Agreement the Underwriters will acquire their interests in such Common Shares free and clear of any adverse claim.

         (xxv) To such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by the Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the NASD.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, and relying, as to materiality, upon the statements of officers and other representatives of the Company, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the statistical information furnished by the Underwriters, the financial statements and notes thereto or schedules and all financial, accounting and statistical data derived therefrom, included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the Commonwealth of Massachusetts or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First

Closing Date or the Second Closing Date, as the case may be, shall be reasonably satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters; PROVIDED, HOWEVER, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Stockholder (as to opinions (xxii) through (xxvii)) and public officials.

                                   EXHIBIT A-1

        FORM OF OPINION OF INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY

THE FINAL OPINION IN DRAFT FORM SHOULD BE ATTACHED AS EXHIBIT A-1 AT THE TIME THIS AGREEMENT IS EXECUTED.

         Opinion of intellectual property counsel for the Company pursuant to
Section 5(e) of the Underwriting Agreement.

         References to the Prospectus in this EXHIBIT A-1 include any supplements thereto at the First Closing Date and the Second Closing Date.

                    (i) for the purpose of this opinion, the terms "know,"
                  "known," or "knowledge" refer to the actual knowledge of such counsel, as well as the knowledge arising from such counsel's review of documents and materials relevant to the matters addressed in such paragraphs, and the knowledge arising from such counsel's inquiry of any employee or officer of the Company familiar with a matter to which such counsel's opinion pertains. For the purpose of this opinion, the term "material" shall have the meaning given to it in Rule 405 of the Securities Act;

                    (ii) all patents and pending patent applications ("Patents")
                  that are owned by or licensed to the Company and known to such counsel, and all contracts known to such counsel pursuant to which the Company has, or has granted, rights to any Patents, are listed on Schedule A. All trademarks and pending trademark applications ("Trademarks") that are owned by or licensed to the Company and known to such counsel, and all contracts known to such counsel pursuant to which the Company has, or has granted, rights to any Trademarks, are listed on Schedule B. All registered domain names and pending domain name registrations ("Domain Names") that are owned by or licensed to the Company and known to such counsel, and all contracts known to such counsel pursuant to which the Company has, or has granted, rights to any Domain Names, are listed on Schedule C. To the best of such counsel's knowledge, the Company has not applied for any copyright registrations, and such counsel is not aware of any copyrights or pending copyright applications ("Copyrights") that are owned by or licensed to the Company, nor of any contracts known to such counsel pursuant to which the Company has, or has granted, rights to any Copyrights;

                    (iii) based upon such counsel's (a) inquiry of the Company's representatives responsible for Patent, Trademark, and Domain Name matters, (b) such counsel's review of the chain of title in the United States Patent and Trademark Office ("USPTO") of the Company's United States Patents listed in Schedule A and of the Company's Trademarks listed in Schedule B, and (c) instructions to foreign associates to file assignments to the Company in foreign jurisdictions with regard to the foreign Patents listed in Schedule A and the foreign Trademarks listed in Schedule B, (i) the Patents and Trademarks have been validly assigned to the Company and (ii) except as provided in Schedules A and B, the Company is listed as the sole holder of record of each of the Patents and Trademarks, and such counsel knows of no claims of third parties to any ownership interest in, or to any lien with respect to, any of the Patents or Trademarks. Except as provided in Schedules A and D, such counsel knows of no actual or asserted nonjoined or misjoined inventorship interest in any of the Patents. Such counsel has no knowledge of any facts
                                      A-2-1
                  that would preclude the Company from having clear title and unencumbered right to the Patents and Trademarks, so that by virture of such valid assignment to it the Company has the right to enforce each of the Patents and Trademarks. None of the Patents or Trademarks has been abandoned;

                    (iv) to the best of such counsel's knowledge, the Company
                  has complied with the USPTO duty of candor and disclosure for each of the United States Patents and Trademarks. No fact has come to such counsel's attention that causes such counsel to question the enforceability of any of the Patents or Trademarks, or to question the validity of any claim of an issued patent listed on Schedule A. Such counsel knows of no pending action, suit, proceeding or claim by others challenging the validity or enforceability of any claim of the issued patents listed on Schedule A, the Trademarks listed on Schedule B, or the Domain Names listed on Schedule C;

                    (v) to the best of such counsel's knowledge, all legal or
                  governmental proceedings relating to the Company's Patent, Trademark, Domain Name and trade secret rights, other than an EX PARTE USPTO examination proceeding, are listed on Schedule D, including but not limited to any pending or threatened interference, opposition, public use, reexamination, reissue, or protest proceeding with respect to any Patent, or to any pending or threatened opposition with respect to any Trademark, or to any pending or threatened dispute with respect to misappropriation of any trade secret by or from the Company, in the United States or in a foreign jurisdiction;

                    (vi) to the best of such counsel's knowledge, the statements in the Prospectus relating to patent, trademark, copyright, domain name, and licensing matters under the captions "Risk Factors", "Business-Proprietary Rights, Patents and Know-How", "Business-Legal Proceedings" and any other references in the Prospectus to patent, trademark, copyright, domain name, and licensing matters, insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate and present fairly the matters set forth therein, and, except as described in the Prospectus, to the best of such counsel's knowledge there is no pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent or any trademark which could result in any material adverse effect on the Company;

                    (vii) except as described in the Prospectus, such counsel is not aware of any facts that would form a basis for the belief that the Company lacks any rights or licenses to use all patents, trademarks, copyrights, domain names, know-how and other intellectual property necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus; and

                    (viii) no facts have come to such counsel's attention which cause such counsel to believe that the statements in the Prospectus relating to patent, trademark, copyright, domain name, trade secret, and licensing matters under the captions "Risk Factors", "Business-Proprietary Rights, Patents and Know-How", "Business-Legal Proceedings," and any other references in the Prospectus to patent, trademark, copyright, domain name, trade secret, and licensing matters, contain an untrue or misleading statement of material fact, or omit a material fact necessary to make the statements therein not misleading.

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

Banc of America Securities LLC
Salomon Smith Barney Inc.

As Representatives of the Several Underwriters
c/o Banc of America Securities LLC
600 Montgomery Street
San Francisco, California 94111
RE:      ABIOMED, Inc. (the "Company")

Ladies & Gentlemen:

         The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

         In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing to a date 90 days after the first date any of the Common Stock to be sold in the Offering is released by you for sale to the public. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

         This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Dated:                                      , 1999
         -----------------------------------

--------------------------------------------
Printed Name of Holder

By:
   --------------------------------------------------
Signature

-------------------------------------
Printed Name of Person Signing
(AND INDICATE CAPACITY OF PERSON SIGNING IF
SIGNING AS CUSTODIAN, TRUSTEE, OR ON BEHALF
OF AN ENTITY)



                                     B-2